Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated June 29, 2012, is made between RADISYS CORPORATION (the “Company”) and ________________ (the “Initial Holder”).
This Agreement is made pursuant to the Subscription Agreement dated June 20, 2012 (the “Subscription Agreement”), between the Company and the Initial Holder, which provides for, among other things, the exchange of $___________ principal amount of the Company's 2.75% Convertible Senior Notes due 2013 (the “Original Notes”) for $___________ principal amount of the Company's 4.50% Convertible Senior Notes due 2015 (the “Notes”). In order to induce the Initial Holder to enter into the Subscription Agreement, the Company has agreed to provide to the Initial Holder the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Subscription Agreement.
In consideration of the foregoing, the parties hereto agree as follows:
1.Definitions.
As used in this Agreement, the following capitalized defined terms shall have the following meanings:
“Advice” shall have the meaning set forth in the last paragraph of Section 3 hereof.
“Agreement” shall mean have the meaning set forth in the preamble hereof.
“Business Day” shall mean a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee's principal corporate trust office is closed for business.
“Common Stock” shall mean, shares of common stock of the Company, par value $0.01 per share.
“Company” shall have the meaning set forth in the preamble to this Agreement.
“Effectiveness Period” shall have the meaning set forth in Section 2(a) hereof.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
“FINRA” shall mean Financial Industry Regulatory Authority, Inc.
“Holders” shall mean the Initial Holder, for so long as it owns beneficial interests in any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.
“Indemnified Party” shall have the meaning set forth in Section 4(a) hereof.
“Indenture” shall mean the Indenture relating to the Original Notes and the Notes dated as of February 12, 2008 between the Company, as issuer, and the Trustee, as the same may be amended and supplemented from time to time in accordance with the terms thereof.
“Initial Holders” shall have the meaning set forth in the preamble hereto.
“Inspectors” shall have the meaning set forth in Section 3(n) hereof.
“Issue Date” shall mean the date of original issuance of the Notes.
“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of applicable outstanding Notes.
“Notes” shall have the meaning set forth in the preamble of this Agreement.
“Original Notes” shall have the meaning set forth in the preamble of this Agreement.
“Person” shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof.
“Prospectus” shall mean the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.
“Records” shall have the meaning set forth in Section 3(n) hereof.
“Registrable Securities” shall mean the Notes and the Common Stock of the Company issued upon conversion of the Notes; provided, however, that the Notes and/or the Common Stock issued upon conversion of the Notes (as applicable) shall cease to be Registrable Securities when (i) a Shelf Registration Statement shall have been declared effective under the Securities Act and the Notes or the Common Stock issued upon conversion of the Notes (as applicable) shall have been disposed of pursuant to such Shelf Registration Statement, (ii) the Notes or the Common Stock issued upon conversion of the Notes (as applicable) shall have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) the Notes shall have ceased to be outstanding or (iv) two years have elapsed since the date of original issuances of the Notes.
“Registration Expenses” shall mean any and all expenses incident to the performance of or the compliance by the Company with this Agreement, including, without limitation: (i) all SEC or FINRA registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for Holder in connection with blue sky qualification of any of the Registrable Securities) and compliance with the rules of FINRA, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Shelf Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any Shelf Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the reasonable fees and disbursements of counsel for the Company, of one counsel for the Holders collectively hereunder in connection with the Shelf Registration, and of the independent certified public accountants of the Company, including the expenses of any “cold comfort” letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustee, and any paying agent, exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities or the Notes on any securities exchange or exchanges and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with any Shelf Registration Statement.
“Representative” shall have the meaning set forth in the preamble of this Agreement.
“SEC” shall mean the Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
“Shelf Registration” shall mean a registration effected pursuant to Section 2(a) hereof.
“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities (except Registrable Securities that the Holders thereof have elected not to include in such registration statement), on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
“Subscription Agreement” shall have the meaning set forth in the preamble to this Agreement.
“TIA” shall mean the Trust Indenture Act of 1939, as amended from time to time.
“Trustee” shall mean The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), and any successor thereto, as trustee under the Indenture.
2.Registration Under the Securities Act.
(a)Shelf Registration.
To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall, for the benefit of the Holders, promptly deliver to the Holders and the Trustee written notice thereof and, at its cost, use all commercially reasonable efforts to have a Shelf Registration Statement covering continuous resales of the Registrable Securities declared effective under the Securities Act by the SEC not later than the date which is 270 days after the Issue Date. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder (if other than the Initial Holder) agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees promptly to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.
The Company agrees to use all commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for two years from the Issue Date (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Securities (the “Effectiveness Period”). The Company shall be permitted to include securities other than the Registrable Securities to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement and notify each such Holder when the Shelf Registration has become effective. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.
(b)Expenses.
The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) hereof. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.
(c)Effective Shelf Registration Statement.
A Shelf Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. The Company will be deemed not to have used all commercially reasonable efforts to cause the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Shelf Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law.
(d)Specific Enforcement.
Without limiting the remedies available to the Holders, the Company acknowledges that any failure of the Company to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the obligations of the Company under Section 2(a) hereof.
3.Registration Procedures.
In connection with the obligations of the Company with respect to the Shelf Registration Statement pursuant to Section 2(a) hereof, the Company shall:
(a)prepare and file with the SEC a Shelf Registration Statement as prescribed by Section 2(a) hereof within the relevant time period specified and on the appropriate form(s) under the Securities Act,

which form(s) (i) shall be selected by the Company, (ii) shall be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with Section 2 hereof. The Company shall not file any Shelf Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or their counsel shall reasonably object;
(b)prepare and file with the SEC such amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Effectiveness Period and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by the Shelf Registration Statement during the Effectiveness Period, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;
(c) (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advise such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders, (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;
(d)register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions by the time the Shelf Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Shelf Registration Statement shall reasonably request in writing in advance of such date of effectiveness; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) file annual reports or comply with any other requirements deemed in its reasonable judgment to be unduly burdensome;
(e)promptly notify each Holder of Registrable Securities and their counsel, and promptly confirm such notice in writing (i) when a Shelf Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Shelf Registration Statement or Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the qualification of the Registrable Securities, (iv) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the Effectiveness Period which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which causes such Shelf Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) when the Company reasonably determines that a post-effective amendment to the Shelf Registration Statement would be appropriate;
(f)make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement at the earliest possible moment;
(g)furnish to each Holder of Registrable Securities included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Shelf Registration Statement relating to such Shelf Registration and any post effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
(h)cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates (if the Registrable Securities are in certificated form) representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holder may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;
(i)upon the occurrence of any circumstance contemplated by Section 3(e)(ii), 3(e)(iv), 3(e)(v) or 3(e)(vi) hereof, prepare a supplement or post-effective amendment to a Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;
(j)a reasonable time prior to the filing of any document which is to be incorporated by reference into a Shelf Registration Statement or a Prospectus after the initial filing of a Shelf Registration Statement, provide a reasonable number of copies of such document to the Holders and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities available for reasonable discussion of such document;
(k)provide the Trustee with printed certificates for the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;
(l)cause the Indenture, if required by the TIA, to be qualified under the TIA in connection with the registration of the Registrable Securities, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and use all commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;
(m)comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its security holders an earning statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 60 days after the end of any 12-month period (or 120 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Shelf Registration Statement, which statement shall cover said 12-month periods;
(n)cooperate with each seller of Registrable Securities covered by any Shelf Registration Statement, participating in the disposition of such Registrable Securities covered by a Shelf Registration Statement contemplated hereby; and
(o)use all commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby.
The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller as may be required by the staff of the SEC to be included in a Shelf Registration Statement. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall not have any obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.
Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(iv) or 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities, pursuant to a Shelf Registration Statement, the Company shall file and use all commercially reasonable efforts to have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.
4.Indemnification.
(a)In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless, each Holder and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act (each an “Indemnified Party”) from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Indemnified Party for any legal or other expenses reasonably incurred by them (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus, or in a Shelf Registration Statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 4 as to any Indemnified Party shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Party expressly for use in connection with the preparation of a Shelf Registration Statement or the related Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the Company contained in this Section 4 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Indemnified Party, and shall survive the registration of the Registrable Securities.
(b)Each Holder shall indemnify, defend and hold harmless the Company and other selling Holder, and their respective officers and directors, and each Person who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses reasonably incurred by them (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or the related Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder, expressly for use in connection with the preparation of a Shelf Registration Statement or the related Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the respective Holders contained in this Section 4 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Company or any other selling Holder, or their respective directors or officers, or any such controlling person, and shall survive the registration of the Registrable Securities; provided, however, that, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to a Shelf Registration Statement.
(c)The Company and the Holders each shall, upon the receipt of notice of the commencement of any action against it or any Person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose reasonable fees and expenses shall be paid by such indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). The Company and the Holders each agree that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provisions of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.
(d)If the indemnification provided for in (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect the (i) relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses, the relative benefits received by each indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Registrable Securities pursuant to this Agreement, and any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Holders agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute in excess of the amount equal to the excess of (i) the net proceeds received by such Holder from the sale of Registrable Securities by it, over (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Holder to contribute pursuant to this Section 4 are several and not joint and shall not exceed the same proportion of all contributions of Holders required hereunder as such Holder's Registrable Securities sold pursuant to the Shelf Registration Statement is of the total amount of Registrable Securities sold pursuant to the Shelf Registration Statement.
5.Miscellaneous.
(a)Rule 144 and Rule 144A. To the extent the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder. To the extent the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to prospective purchasers as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and take such further action as any Holder of Registrable Securities may reasonably request and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
(b)Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided no departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities without the consent of such Holder. For purposes of determining the aggregate principal amount of outstanding Registrable Securities in the immediately preceding sentence of this Section 5(b), any reference to “Registrable Securities” shall be deemed to refer to the aggregate principal amount of any outstanding Notes together with the aggregate principal amount outstanding of any Notes that have been converted into Common Stock.
(c)Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, any courier guaranteeing overnight delivery or in accordance with the book-entry transfer facility's procedures (i) if to the Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5(c), which address initially is, with respect to the Holder, the address set forth in the Subscription Agreement and (ii) if to the Company, initially at the Company's address set forth in the Subscription Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c).
All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.
(d)Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each Initial Holder, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Subscription Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.
(e)No Third Party Beneficiary. Except for the provisions of Section 4 relating to indemnification, this Agreement shall be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.
(f)Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(g)Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(h)GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(i)Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

RADISYS CORPORATION: By: Name: Title:

Accepted and delivered as of the date first above written:
__________________________: By: Name: Title: